UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2017 (December 8, 2017)

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture

In connection with the consent solicitation previously announced by Entercom Communications Corp. (the “Company”), on December 8, 2017 (the “Effective Time”), CBS Radio Inc. (“CBS Radio”), a wholly owned subsidiary of the Company, entered into a second supplemental indenture (the “Supplemental Indenture”) to the indenture, dated October 17, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and among CBS Radio, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, governing CBS Radio’s 7.250% Senior Notes due 2024 (the “Notes”), to give effect to certain amendments (the “Amendments”) to the Indenture. The Amendments align certain definitions in the Indenture with the corresponding definitions in CBS Radio’s credit facility. Pursuant to the terms of the Supplemental Indenture, the Amendments became effective at the Effective Time and, upon payment of the consent payment, will thereafter become operative and bind all holders of Notes.

The foregoing description of the Supplemental Indenture is a summary and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2017, the Company announced that, as of the Effective Time, CBS Radio had received the requisite consents in connection with the consent solicitation. A copy of the press release announcing the receipt of the requisite consents is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture, dated December 8, 2017, by and between CBS Radio Inc. and Deutsche Bank Trust Company Americas, as trustee

99.1	Press Release, dated December 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2017	ENTERCOM COMMUNICATIONS CORP.

	By:	/s/ Andrew P. Sutor, IV
	Name:	Andrew P. Sutor, IV
	Title:	Executive Vice President and Secretary